Exhibit 10.1

Execution Version

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of July 31, 2026, is between Venu Holding Corporation, a company incorporated under the laws of the State of Colorado, with principal executive offices located at 1755 Telstar Drive, Suite 501, Colorado Springs, Colorado 80920 (the “Company”), and each of the investors listed on the Schedule of Buyers attached as Schedule I hereto (individually, a “Buyer” and collectively the “Buyers”).

WITNESSETH

WHEREAS, the Company and each Buyer desire to enter into this transaction for the Company to sell and the Buyers to purchase the Convertible Debentures (as defined below) and Warrants (as defined below) in a registered direct offering under the Securities Act of 1933, as amended (the “1933 Act”) pursuant to an effective Registration Statement on Form S-3 (File No. 333-291873) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) on December 1, 2025, and declared effective on December 8, 2025;

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Buyer(s), as provided herein, and the Buyer(s) shall purchase convertible debentures in the form attached hereto as “Exhibit A” (the “Convertible Debentures”) in the aggregate principal amount of $25,000,000 (the “Subscription Amount”), which shall be convertible into shares of the Company’s common stock, par value $0.001 per share (the “Common Shares”) (as converted, the “Conversion Shares”), which shall be purchased upon the signing of this Agreement (the “Closing”), at a purchase price equal to 95% of the Subscription Amount (the “Purchase Price”) in the respective amounts set forth opposite each Buyer(s) name on Schedule I to this Agreement;

WHEREAS, at the Closing the Company shall issue to the Buyer(s) warrants in the form attached hereto as “Exhibit B” (collectively, the “Warrants”) which shall exercisable into an aggregate of 1,000,000 Common Shares (the “Warrant Shares”) at an initial exercise price of $5.00 per share in the respective amounts set forth opposite each Buyer(s) name on Schedule I;

WHEREAS, on or before the Closing Date, the Pledgors (as defined below) are executing and delivering a Security Agreement (the “Security Agreement”) pursuant to which such Pledgors have agreed to provide a first priority lien on all of their assets, including the real property and improvements known as the Regent Bank Amphitheater in Broken Arrow, Oklahoma, as security for the obligations of the Company to the Buyers;

WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Company is delivering Irrevocable Transfer Agent Instructions (the “Irrevocable Transfer Agent Instructions”) to its transfer agent in the form attached hereto as “Exhibit C;” and

WHEREAS, on or before the Closing Date, Mr. Jay William Roth, also known as “JW Roth” and “J.W. Roth,” an individual (“JW Roth”), shall enter into a global guaranty agreement (the “Global Guaranty”) in favor of the Buyer(s);

WHEREAS, the Convertible Debentures and the Conversion Shares the Warrants and the Warrant Shares are collectively referred to herein as the “Securities.”

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Buyer hereby agree as follows:

1.	PURCHASE AND SALE OF CONVERTIBLE DEBENTURES AND WARRANTS.

(a) Purchase of Convertible Debentures. Subject to the satisfaction (or waiver in accordance with the terms of Section 9(k)) of the conditions set forth in Sections 6 and 7 below, the Company shall issue and sell to each Buyer, and each Buyer severally, but not jointly, agrees to purchase from the Company at the Closing, Convertible Debentures with principal amount corresponding to the Subscription Amount set forth opposite each Buyer’s name on Schedule I attached hereto and at the Closing, Warrants in the amount set forth opposite each Buyer’s name on the Schedule of Buyers attached as Schedule I hereto.

(b) Closing Date. The Closing shall occur remotely by conference call and electronic delivery of documentation. The date and time of the Closing shall be at 10:00 a.m., New York time, on the first Business Day after the date when the conditions to the Closing set forth in Sections 6 and 7 below are satisfied or waived (in accordance with the terms of Section 9(k)) (or such other date as is mutually agreed to by the Company and each Buyer) (the “Closing Date”). As used herein “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to remain closed.

(c) Form of Payment; Deliveries. Subject to the satisfaction (or waiver in accordance with the terms of Section 9(k)) of the terms and conditions of this Agreement, on the Closing Date, (i) the Buyers shall deliver to the Company, in immediately available funds to a bank account designated in writing by the Company, the Purchase Price for the Convertible Debentures to be issued and sold to such Buyer at the Closing, minus any fees or expenses to be paid directly from the proceeds of the Closing as set forth herein, and (ii) the Company shall deliver to each Buyer, Convertible Debentures which such Buyer is purchasing at the Closing with a principal amount corresponding with the Subscription Amount set forth opposite each Buyer’s name on Schedule of Buyers attached as Schedule I hereto, duly executed on behalf of the Company and Warrants in the amount set forth opposite each Buyer’s named on the Schedule of Buyers attached as Schedule I attached hereto, duly executed on behalf of the Company.

(d) Maximum Shares. Notwithstanding anything in this Agreement to the contrary, the Company shall not issue any Common Shares pursuant to the transactions contemplated hereby or any other Transaction Documents (as defined below) (including the Conversion Shares and Warrant Shares) if the issuance of Common Shares would exceed the aggregate number of Common Shares that the Company may issue in this transaction in compliance with the Company’s obligations under the rules or regulations of the NYSE American LLC (“NYSE American”) (the number of shares which may be issued without violating such rules and regulations is 11,767,980 and shall be referred to as the “Exchange Cap”), except that such limitation shall not apply in the event that the Company obtains the approval of its stockholders as required by the applicable rules of the NYSE American for issuances of Common Shares in excess of such amount. The Exchange Cap shall be appropriately adjusted for any stock dividend, stock split, reverse stock split or similar transaction.

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2.	BUYER’S REPRESENTATIONS AND WARRANTIES.

Each Buyer, severally and not jointly, represents and warrants to the Company with respect to only itself that, as of the date hereof and as of the Closing Date:

(a) Organization; Authority. Such Buyer is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder.

(b) Authorization, Enforcement. The Transaction Documents to which each such Buyer is a party have been duly and validly authorized, executed and delivered on behalf of such Buyer and shall constitute the legal, valid and binding obligations of such Buyer enforceable against such Buyer in accordance with their terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(c) No Conflicts. The execution, delivery and performance by such Buyer of this Agreement and the consummation by such Buyer of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of such Buyer, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Buyer is a party or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Buyer, except, in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Buyer to perform its obligations hereunder.

(d) Certain Trading Activities. The Buyer has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with the Buyer, engaged in any transactions in the securities of the Company (including, without limitation, any short sales (as defined below) involving the Company’s securities) during the period commencing as of the time that the Buyer first contacted the Company or the Company’s agents regarding the specific investment in the Company contemplated by this Agreement, which was July 10, 2026, and ending immediately prior to the execution of this Agreement by such Buyer.

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(e) Not an Affiliate. The Buyer is not (i) an officer or director of the Company or any of its Subsidiaries, (ii) an “affiliate” (as defined in Rule 144) of the Company or any of its Subsidiaries or (iii) a “beneficial owner” of more than 10% of the Common Shares (as defined for purposes of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

3.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

Except as set forth in the SEC Documents (as defined below) that are available on the SEC’s website through the EDGAR system at least one (1) Business Day prior to the date of this Agreement (unless the context provides otherwise), the Company hereby makes the representations and warranties set forth below to each Buyer:

(a) Organization and Qualification. The Company and each of its Subsidiaries are entities duly formed, validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authority to own their properties and to carry on their business as now being conducted and as presently proposed to be conducted. The Company and each of its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect (as defined below). As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company and its Subsidiaries, taken as a whole, (ii) the transactions contemplated hereby or in any of the other Transaction Documents or any other agreements or instruments to be entered into by the Company in connection herewith or therewith or (iii) the authority or ability of the Company to perform any of its obligations under any of the Transaction Documents. “Subsidiaries” means any Person in which the Company, directly or indirectly, owns a majority of the outstanding capital stock having voting power or holds a majority of the equity or similar interest of such Person, and each of the foregoing, is individually referred to herein as a “Subsidiary.”

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(b) Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of this Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Convertible Debentures, the reservation for issuance and issuance of the Conversion Shares issuable upon conversion of the Convertible Debentures and the issuance of the Warrants, the reservation for issuance and issuance of the Warrant Shares issuable upon exercise thereof), have been duly authorized by the Company’s board of directors and no further filing, consent or authorization is required by the Company, its board of directors or its shareholders or other governmental body. This Agreement has been, and the other Transaction Documents to which the Company is a party will be at or prior to the Closing, duly executed and delivered by the Company, and this Agreement constitutes, and the other Transaction Documents to which the Company is a party, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law. “Transaction Documents” means, collectively, this Agreement, the Convertible Debentures, the Global Guaranty, Security Agreement, Warrant, the Equity Pledge Agreement (as defined below), the Irrevocable Transfer Agent Instructions, the Mortgage (as defined below) and each other document identified by the Company and the Buyer(s) as a “Transaction Document,” all amendments, waivers, or supplements to any of the foregoing, all certificates and instruments delivered by the Company to the Buyer(s) in connection with the transactions contemplated hereby and thereby, as each may be amended from time to time

(c) Issuance of Securities. The issuance of the Securities has been duly authorized and, upon issuance and payment in accordance with the terms of the Transaction Documents the Securities shall be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, mortgages, defects, claims, liens, pledges, charges, taxes, rights of first refusal, encumbrances, security interests and other encumbrances (collectively “Liens”) with respect to the issuance thereof. As of the Closing Date, the Company shall have reserved from its duly authorized capital stock not less than (i) the Required Reserve Amount (as defined herein) and (ii) all Warrant Shares. Upon issuance or conversion in accordance with the Convertible Debentures, the Conversion Shares, when issued, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights or Liens with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Shares. Upon issuance pursuant to exercise in accordance with the Warrants, the Warrant Shares, when issued, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights or Liens with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Shares.

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(d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Convertible Debentures, the Conversion Shares, the Warrants, the Warrant Shares, and the reservation for issuance of the Conversion Shares and Warrant Shares) will not (i) result in a violation of the Articles of Incorporation (as defined below), Bylaws (as defined below), certificate of formation, memorandum of association, articles of association, bylaws or other organizational documents of the Company or any of its Subsidiaries, or any capital stock or other securities of the Company or any of its Subsidiaries, (ii) conflict with, or constitute a default under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, U.S. federal and state securities laws and regulations, the securities laws of the jurisdictions of the Company’s incorporation or in which it or its subsidiaries operate and the rules and regulations of the NYSE American (the “Principal Market,” provided however, that in the event the Company’s Common Shares are ever listed or traded on any of the New York Stock Exchange, the Nasdaq Capital Market, the Nasdaq Global Select Market or the Nasdaq Global Market, the “Principal Market” shall mean that market on which the Common Shares is then listed or traded) and including all applicable laws, rules and regulations of the jurisdiction of incorporation of the Company) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, provided, in the case of clauses (ii) and (iii) above, except for such conflicts, defaults, rights, or violations that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(e) Consents. The Company is not required to obtain any consent from, authorization or order of, or make any filing or registration with (other than any filings as may be required by any federal or state securities agencies, the Principal Market, and the SEC), any Governmental Entity (as defined below) or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company or any Subsidiary is required to obtain pursuant to the preceding sentence have been or will be obtained or effected on or prior to the Closing Date, and neither the Company nor any of its Subsidiaries are aware of any facts or circumstances which might prevent the Company or any of its Subsidiaries from obtaining or effecting any of the registration, application or filings contemplated by the Transaction Documents. The Company is not in violation of the requirements of the Principal Market and has no knowledge of any facts or circumstances which could reasonably lead to delisting or suspension of the Common Shares in the foreseeable future. The Company has notified the Principal Market of the issuance of all of the Securities hereunder, and the Principal Market has approved such notification and the consummation of the transactions contemplated by this Agreement. “Governmental Entity” means any nation, state, county, city, town, village, district, or other political jurisdiction of any nature, federal, state, local, municipal, foreign, or other government, governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), multi-national organization or body; or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature or instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or any of the foregoing.

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(f) Acknowledgment Regarding Buyer’s Purchase of Securities. The Company acknowledges and agrees that each Buyer is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that no Buyer is (i) an officer or director of the Company or any of its Subsidiaries, (ii) to its knowledge, an “affiliate” (as defined in Rule 144 promulgated under the Securities Act (or a successor rule thereto) (collectively, “Rule 144”)) of the Company or any of its Subsidiaries or (iii) to its knowledge, a “beneficial owner” of more than 10% of the Common Shares (as defined for purposes of Rule 13d-3 of the Exchange Act). The Company further acknowledges that no Buyer (nor any affiliate of any Buyer) is acting as a financial advisor or fiduciary of the Company or any of its Subsidiaries (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer’s purchase of the Securities. The Company further represents to each Buyer that the Company’s decision to enter into the Transaction Documents to which it is a party has been based solely on the independent evaluation by the Company and its representatives.

(g) Registration. At the time the Registration Statement and any amendments thereto became effective, at the date of this Agreement and as of the Closing Date, the Registration Statement and any amendments thereto conformed and will conform in all material respects to the requirements of the 1933 Act and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the base prospectus included therein and any amendments or supplements thereto (the “Base Prospectus”) and the prospectus supplement that is filed with the SEC and delivered by the Company to each Buyer at the Closing (the “Prospectus Supplement” and together with the Base Prospectus, the “Prospectus”), at the time such Prospectus was issued and at the Closing Date, conformed and will conform in all material respects to the requirements of the 1933 Act, including Rule 424(b) promulgated under the 1933 Act, and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company was at the time of the filing of the Registration Statement eligible to use Form S-3. The Company is eligible to use Form S-3 under the 1933 Act and it meets the transaction requirements as set forth in General Instruction I.B.1 of Form S-3.

(h) Dilutive Effect. The Company understands and acknowledges that the number of Conversion Shares may increase in certain circumstances. The Company further acknowledges its obligation to issue the Conversion Shares upon conversion of the Convertible Debentures or Warrant Shares upon exercise of the Warrants in accordance with the terms thereof is, absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company.

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(i) Application of Takeover Protections; Rights Agreement. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, interested shareholders, business combination, poison pill (including, without limitation, any distribution under a rights agreement), shareholders rights plan or other similar anti-takeover provision under the Articles of Incorporation, Bylaws or other organizational documents or the laws of the jurisdiction of its incorporation or otherwise which is or could become applicable to any Buyer as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and any Buyer’s ownership of the Securities.

(j) SEC Documents; Financial Statements. Since November 12, 2024, the Company has timely filed all reports, schedules, forms, proxy statements, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed prior to the date hereof and all exhibits and appendices included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). The Company has delivered or has made available to the Buyers or their respective representatives true, correct and complete copies of each of the SEC Documents not available on the EDGAR system. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as applicable and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles (“GAAP”), consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate). The reserves, if any, established by the Company or the lack of reserves, if applicable, are reasonable based upon facts and circumstances known by the Company on the date hereof and there are no loss contingencies that are required to be accrued by the Statement of Financial Accounting Standard No. 5 of the Financial Accounting Standards Board which are not provided for by the Company in its financial statements or otherwise. No other information provided by or on behalf of the Company to any of the Buyers which is not included in the SEC Documents contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein not misleading, in the light of the circumstance under which they are or were made. The Company is not currently contemplating to amend or restate any of the financial statements (including, without limitation, any notes or any letter of the independent accountants of the Company with respect thereto) included in the SEC Documents (the “Financial Statements”), nor is the Company currently aware of facts or circumstances which would require the Company to amend or restate any of the Financial Statements, in each case, in order for any of the Financials Statements to be in compliance with GAAP and the rules and regulations of the SEC. The Company has not been informed by its independent accountants that they recommend that the Company amend or restate any of the Financial Statements or that there is any need for the Company to amend or restate any of the Financial Statements.

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(k) Absence of Certain Changes. Since the date of the Company’s most recent audited financial statements contained in a Form 10-K, there has been no Material Adverse Effect, nor any event or occurrence specifically affecting the Company or its Subsidiaries that would be reasonably expected to result in a Material Adverse Effect. Since the date of the Company’s most recent audited financial statements contained in a Form 10-K, neither the Company nor any of its Subsidiaries has (i) declared or paid any dividends, (ii) sold any material assets, individually or in the aggregate, outside of the ordinary course of business (except as disclosed in SEC Documents) or (iii) made any material capital expenditures, individually or in the aggregate, outside of the ordinary course of business. Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does the Company or any Subsidiary have any knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company and its Subsidiaries, individually and on a consolidated basis, are not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing, will not be Insolvent (as defined below). For purposes of this Section 3(k), “Insolvent” means, (i) with respect to the Company and its Subsidiaries, on a consolidated basis, (A) the present fair saleable value of the Company’s and its Subsidiaries’ assets is less than the amount required to pay the Company’s and its Subsidiaries’ total Indebtedness (as defined below), (B) the Company and its Subsidiaries are unable to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (C) the Company and its Subsidiaries intend to incur or believe that they will incur debts that would be beyond their ability to pay as such debts mature; or (ii) with respect to the Company and each Subsidiary, individually, (A) the present fair saleable value of the Company’s or such Subsidiary’s (as the case may be) assets is less than the amount required to pay its respective total Indebtedness, (B) the Company or such Subsidiary (as the case may be) is unable to pay its respective debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (C) the Company or such Subsidiary (as the case may be) intends to incur or believes that it will incur debts that would be beyond its respective ability to pay as such debts mature. Neither the Company nor any of its Subsidiaries has engaged in any business or in any transaction, and is not about to engage in any business or in any transaction, for which the Company’s or such Subsidiary’s remaining assets constitute unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

(l) No Undisclosed Events, Liabilities, Developments or Circumstances. No event, liability, development or circumstance has occurred or exists, or is reasonably expected to exist or occur specific to the Company, any of its Subsidiaries or any of their respective businesses, properties, liabilities, prospects, operations (including results thereof) or condition (financial or otherwise), that (i) would be required to be disclosed by the Company under applicable securities laws on a registration statement filed with the SEC relating to an issuance and sale by the Company of its Common Shares and which has not been publicly announced, (ii) could have a material adverse effect on any Buyer’s investment hereunder or (iii) would reasonably be expected to have a Material Adverse Effect.

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(m) Conduct of Business; Regulatory Permits. Neither the Company nor any of its Subsidiaries is in violation of any term under its Articles of Incorporation, any certificate of designation, preferences or rights of any other outstanding series of preferred stock of the Company or any of its Subsidiaries or Bylaws or their organizational charter, certificate of formation, memorandum of association, articles of association, Articles of Incorporation or certificate of incorporation or bylaws, respectively. Neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, except in all cases for violations which would not reasonably be expected to have a Material Adverse Effect. Without limiting the generality of the foregoing, the Company is not in violation of any of the rules, regulations or requirements of the Principal Market and has no knowledge of any facts or circumstances that could reasonably lead to delisting or suspension of trading of the Common Shares by the Principal Market in the foreseeable future. During the one year prior to the date hereof, (i) the Common Shares have been listed or designated for quotation on the Principal Market, (ii) trading in the Common Shares has not been suspended by the SEC or the Principal Market and (iii) the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the Common Shares from the Principal Market, which has not been publicly disclosed. The Company and each of its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit. There is no agreement, commitment, judgment, injunction, order or decree binding upon the Company or any of its Subsidiaries or to which the Company or any of its Subsidiaries is a party which has or would reasonably be expected to have the effect of prohibiting or materially impairing any business practice of the Company or any of its Subsidiaries, any acquisition of property by the Company or any of its Subsidiaries or the conduct of business by the Company or any of its Subsidiaries as currently conducted other than such effects, individually or in the aggregate, which have not had and would not reasonably be expected to have a Material Adverse Effect on the Company or any of its Subsidiaries.

(n) Foreign Corrupt Practices. Neither the Company nor any of its Subsidiaries nor any director, officer, agent, employee, nor any other Person acting for or on behalf of the Company or any of its Subsidiaries (individually and collectively, a “Company Affiliate”) have violated the U.S. Foreign Corrupt Practices Act or any other applicable anti-bribery or anti-corruption laws, nor has any Company Affiliate offered, paid, promised to pay, or authorized the payment of any money, or offered, given, promised to give, or authorized the giving of anything of value, to any officer, employee or any other Person acting in an official capacity for any Governmental Entity to any political party or official thereof or to any candidate for political office (individually and collectively, a “Government Official”) or to any Person under circumstances where such Company Affiliate knew or was aware of a high probability that all or a portion of such money or thing of value would be offered, given or promised, directly or indirectly, to any Government Official, for the purpose, in violation of applicable law, of: (i) (A) influencing any act or decision of such Government Official in his/her official capacity, (B) inducing such Government Official to do or omit to do any act in violation of his/her lawful duty, (C) securing any improper advantage, or (D) inducing such Government Official to influence or affect any act or decision of any Governmental Entity, or (ii) assisting the Company or its Subsidiaries in obtaining or retaining business for or with, or directing business to, the Company or its Subsidiaries.

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(o) Equity Capitalization.

(i) Authorized and Outstanding Capital Stock. As of the date hereof, the authorized capital stock of the Company consists of (A) 144,000,000 shares of common stock, of which 58,869,339 are issued and outstanding (B) 1,000,00 shares of Class B Non-Voting Common Stock, of which 304,990 shares are issued and outstanding, and (B) 5,00,000 shares of preferred stock, of which 1,342 shares have been designated as Series B 4% Convertible Preferred Stock and 1,008 of such shares are issued and outstanding. As of the date hereof, the Company has reserved 36,302,992 Common Shares for issuance to parties or Persons who hold warrants exercisable to acquire Common Shares and 7,049,250 Common Shares for issuance to parties or Persons who stock options exercisable to acquire Common Shares.

(ii) Valid Issuance; Available Shares. All of such outstanding shares are duly authorized and have been validly issued and are fully paid and nonassessable. Set forth on Schedule 3(o) to this Agreement is the number of Common Shares that are, as of the date hereof, owned by Persons who are “affiliates” (as defined in Rule 405 of the Securities Act and calculated based on the assumption that only officers, directors and holders of at least 10% of the Company’s issued and outstanding Common Shares are “affiliates” without conceding that any such Persons are “affiliates” for purposes of federal securities laws) of the Company. To the Company’s knowledge, no Person owns 10% or more of the Company’s issued and outstanding Common Shares (calculated based on the assumption that all Convertible Securities (as defined below), whether or not presently exercisable or convertible, have been fully exercised or converted (as the case may be) taking account of any limitations on exercise or conversion (including “blockers”) contained therein without conceding that such identified Person is a 10% shareholder for purposes of federal securities laws). “Convertible Securities” means any capital stock or other security of the Company or any of its Subsidiaries that is at any time and under any circumstances directly or indirectly convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any capital stock or other security of the Company (including, without limitation, Common Shares) or any of its Subsidiaries.

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(iii) Existing Securities; Obligations. Except as disclosed in the SEC Documents: (A) none of the Company’s or any Subsidiary’s shares, interests or capital stock is subject to preemptive rights or any other similar rights or Liens suffered or permitted by the Company or any Subsidiary; (B) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares, interests or capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of the Company or any of its Subsidiaries; (C) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the Securities Act (except pursuant to this Agreement); (D) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (E) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; and (F) neither the Company nor any Subsidiary has entered into any Variable Rate Transaction.

(iv) Organizational Documents. The Company has furnished to the Buyers or filed on EDGAR true, correct and complete copies of the Company’s Articles of Incorporation, as amended and as in effect on the date hereof (the “Articles of Incorporation”), and the Company’s bylaws, as amended and as in effect on the date hereof (the “Bylaws”), and the terms of all convertible securities and the material rights of the holders thereof in respect thereto.

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(p) Indebtedness and Other Contracts. Other than as set forth in Schedule 3(p) to this Agreement, neither the Company nor any of its Subsidiaries, (i) has any outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound, (ii) is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument could reasonably be expected to result in a Material Adverse Effect, (iii) has any financing statements securing obligations in any material amounts filed in connection with the Company or any of its Subsidiaries; (iv) is in violation of any term of, or in default under, any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (v) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company’s officers, has or is expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries have any liabilities or obligations required to be disclosed in the SEC Documents which are not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company’s or its Subsidiaries’ respective businesses and which, individually or in the aggregate, do not or could not have a Material Adverse Effect. For purposes of this Agreement: (x) “Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “capital leases” in accordance with GAAP) (other than trade payables entered into in the ordinary course of business consistent with past practice), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; and (y) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any Indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

(q) Litigation. Except as included in the SEC Documents, There is no action, suit, arbitration, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, other Governmental Entity, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, the Common Shares or any of the Company’s or its Subsidiaries’ officers or directors, whether of a civil or criminal nature or otherwise, in their capacities as such, which would reasonably be expected to result in a Material Adverse Effect. After reasonable inquiry of its employees, the Company is not aware of any event which might result in or form the basis for any such action, suit, arbitration, investigation, inquiry or other proceeding. Without limitation of the foregoing, there has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company, any of its Subsidiaries or any current or former director or officer of the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries is the subject of any order, writ, judgment, injunction, decree, determination or award of any Governmental Entity that would reasonably be expected to result in a Material Adverse Effect.

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(r) Intellectual Property Rights. The Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, original works of authorship, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights and all applications and registrations therefor (“Intellectual Property Rights”) necessary to conduct their respective businesses as now conducted and presently proposed to be conducted. None of the Company or any of its Subsidiaries own or have any patents. is set forth in the SEC Documents. Except as set forth in the SEC Documents, none of the Company’s Intellectual Property Rights have expired or terminated or have been abandoned or are expected to expire or terminate or are expected to be abandoned, within three years from the date of this Agreement. The Company does not have any knowledge of any infringement by the Company or its Subsidiaries of Intellectual Property Rights of others. There is no claim, action or proceeding being made or brought, or to the knowledge of the Company or any of its Subsidiaries, being threatened, against the Company or any of its Subsidiaries regarding its Intellectual Property Rights. Neither the Company nor any of its Subsidiaries is aware of any facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights.

(s) Environmental Laws. Except, in each case, as would not be reasonably anticipated to have a Material Adverse Effect, the Company and the Subsidiaries (a) are in compliance with any and all applicable laws relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants, (b) have received and hold all material permits, licenses or other approvals required of them under all such laws to conduct their respective businesses and (c) are in compliance with all material terms and conditions of any such permit, license or approval.

(t) Tax Status. The Company and each of its Subsidiaries (i) has timely made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has timely paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company and its Subsidiaries know of no basis for any such claim. The Company is not operated in such a manner as to qualify as a passive foreign investment company, as defined in Section 1297 of the Code. The net operating loss carryforwards (“NOLs”) for United States federal income tax purposes of the consolidated group of which the Company is the common parent, if any, shall not be adversely effected by the transactions contemplated hereby. The transactions contemplated hereby do not constitute an “ownership change” within the meaning of Section 382 of the Code, thereby preserving the Company’s ability to utilize such NOLs.

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(u) Internal Accounting and Disclosure Controls. Subject the qualifications and disclosure set forth in the SEC Documents, the Company and each of its Subsidiaries maintains internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that is effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. Subject the qualifications and disclosure set forth in the SEC Documents, the Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act, as applicable, is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure. Neither the Company nor any of its Subsidiaries has received any notice or correspondence from any accountant, Governmental Entity or other Person relating to any potential material weakness or significant deficiency in any part of the internal controls over financial reporting of the Company or any of its Subsidiaries.

(v) Investment Company Status. The Company is not, and upon consummation of the sale of the Securities will not be, an “investment company,” an affiliate of an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

(w) Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for, and neither the Company nor any such Subsidiary has any reason to believe that it will be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

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(x) Manipulation of Price. Neither the Company nor any of its Subsidiaries has, and, to the knowledge of the Company, no Person acting on their behalf has, directly or indirectly, (i) taken any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company or any of its Subsidiaries to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company or any of its Subsidiaries.

(y) Intentionally Omitted.

(z) Shell Company Status. The Company is not, and has never been, an issuer identified in, or subject to, Rule 144(i).

(aa) Sanctions Matters. Neither the Company nor any of its Subsidiaries or, to the knowledge of the Company, any director, officer or controlled affiliate of the Company or any director or officer of any Subsidiary, is a Person that is, or is owned or controlled by a Person that is (i) the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Asset Control (“OFAC”), the United Nations Security Council, the European Union, His Majesty’s Treasury, or other relevant sanctions authorities, including, without limitation, designation on OFAC’s Specially Designated Nationals and Blocked Persons List or OFAC’s Foreign Sanctions Evaders List or other relevant sanctions authority (collectively, “Sanctions”), or (ii) located, organized or resident in a country or territory that is the subject of Sanctions that broadly prohibit dealings with that country or territory (including, without limitation, the Crimea, Zaporizhzhia and Kherson regions, the Donetsk People’s Republic and Luhansk People’s Republic in Ukraine, Cuba, Iran, North Korea, Russia, Sudan and Syria (the “Sanctioned Countries”)). Neither the Company nor any of its Subsidiaries nor any director, officer or controlled affiliate of the Company or any of its Subsidiaries, has ever had funds blocked by a United States bank or financial institution, temporarily or otherwise, as a result of OFAC concerns.

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(bb) Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Buyers or their agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information concerning the Company or any of its Subsidiaries, other than the existence of the transactions contemplated by this Agreement and the other Transaction Documents. The Company understands and confirms that each of the Buyers will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosures provided to the Buyers regarding the Company and its Subsidiaries, their businesses and the transactions contemplated hereby, including the schedules to this Agreement, furnished by or on behalf of the Company or any of its Subsidiaries, taken as a whole, are true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. All of the written information furnished after the date hereof by or on behalf of the Company or any of its Subsidiaries to each Buyer pursuant to or in connection with this Agreement and the other Transaction Documents, taken as a whole, will be true and correct in all material respects as of the date on which such information is so provided and will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, liabilities, prospects, operations (including results thereof) or conditions (financial or otherwise), which, under applicable law, rule or regulation, requires public disclosure at or before the date hereof or announcement by the Company but which has not been so publicly disclosed. All financial projections and forecasts that have been prepared by or on behalf of the Company or any of its Subsidiaries and made available to the Buyers have been prepared in good faith based upon reasonable assumptions and represented, at the time each such financial projection or forecast was delivered to each Buyer, the Company’s best estimate of future financial performance (it being recognized that such financial projections or forecasts are not to be viewed as facts and that the actual results during the period or periods covered by any such financial projections or forecasts may differ from the projected or forecasted results). The Company acknowledges and agrees that no Buyer makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2.

(cc) No Disagreements with Accountants and Lawyers. There are no material disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers which could affect the Company’s ability to perform any of its obligations under any of the Transaction Documents. In addition, on or prior to the date hereof, the Company had discussions with its accountants about its financial statements previously filed with the SEC. Based on those discussions, the Company has no reason to believe that it will need to restate any such financial statements or any part thereof.

4.	COVENANTS.

(a) Reporting Status. For the period beginning on the date hereof, and ending 6 months after the date on which all the Convertible Debentures and Warrants are no longer outstanding (the “Reporting Period”), the Company shall file on a timely basis all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would no longer require or otherwise permit such termination.

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(b) Use of Proceeds. Neither the Company nor any Subsidiary will, directly or indirectly, use the proceeds of the transactions contemplated herein to repay any loans to any executives or employees of the Company or to make any payments in respect of any related party debt. Neither the Company nor any of its Subsidiaries will, directly or indirectly, use the proceeds from the transactions contemplated herein, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person (a) for the purpose of funding or facilitating any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions or is a Sanctioned Country, or (b) in any other manner that will result in a violation of Sanctions or Applicable Laws by any Person (including any Person participating in the transactions contemplated by this Agreement, whether as underwriter, advisor, investor or otherwise). For the past five years, neither the Company nor any of its Subsidiaries has engaged in, and is now not engaged in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions or was a Sanctioned Country. The Company shall not, without the prior written consent of the Buyer, loan, invest, transfer or “downstream” any cash proceeds, or assets or property acquired with cash proceeds from the issuance and sale of the Convertible Debentures to any Subsidiary, unless the Buyer and the Subsidiary enter into a guarantee in the form of the Global Guaranty.

(c) Listing. To the extent applicable, the Company shall maintain the listing or designation for quotation (as the case may be) of all of the Underlying Securities (as defined below) on the Principal Market for the Reporting Period. Neither the Company nor any of its Subsidiaries shall take any action which could be reasonably expected to result in the immediate delisting or suspension of the Common Shares on a Principal Market during the Reporting Period. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(c). “Underlying Securities” means the (i) the Conversion Shares and the Warrant Shares, and (ii) any common shares of the Company issued or issuable with respect to the Conversion Shares or the Warrant Shares, including, without limitation, (1) as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise and (2) shares of capital stock of the Company into which the shares of Common Shares are converted or exchanged without regard to any limitations on conversion of the Convertible Debentures or the exercise of the Warrants.

(d) Fees. The Company shall pay to YA II PN, Ltd, as the lead Buyer, a one-time due diligence and structuring fee of $25,000, which due diligence fee was previously received upon signing of the Term Sheet. The Company shall reimburse Yorkville Advisors Global, LP for its actual outside legal costs incurred in connection with the transactions contemplated by this Agreement, not to exceed $175,000 in the aggregate, and shall pay Yorkville Advisors Global, LP an initial deposit of $50,000 towards such outside legal fees. The Company authorizes each Buyer to deduct any fees due hereunder from the gross proceeds of the purchase of any Convertible Debentures.

(e) Pledge of Securities. Notwithstanding anything to the contrary contained in this Agreement, the Company acknowledges and agrees that, subject to compliance with applicable federal and state securities laws, the Securities may be pledged by a Buyer in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by a Buyer.

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(f) Disclosure of Transactions and Other Material Information.

(i) Disclosure of Transactions. The Company shall, on or before the first Business Day after the date of this Agreement, file with the SEC a current report on Form 8-K describing all the material terms of the transactions contemplated by the Transaction Documents in the form required by the Exchange Act and attaching all the material Transaction Documents (including, required exhibits, the “Current Report”). From and after the filing of the Current Report, the Company shall have publicly disclosed all material, non-public information (if any) provided to any of the Buyers by the Company or any of its Subsidiaries or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. In addition, effective upon the filing of the Current Report, the Company acknowledges and agrees that any and all confidentiality or similar obligations with respect to the transactions contemplated by the Transaction Documents under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and any of the Buyers or any of their affiliates, on the other hand, shall terminate.

(ii) Limitations on Disclosure. The Company shall not, and the Company shall cause each of its Subsidiaries and each of its and their respective officers, directors, employees and agents not to, provide any Buyer with any material, non-public information regarding the Company or any of its Subsidiaries from and after the date hereof without first obtaining the express prior written consent of such Buyer (which may be granted or withheld in such Buyer’s sole discretion). In the event of a breach of any of the foregoing covenants or any of the covenants or agreements contained in any other Transaction Document, by the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees and agents (as determined in the reasonable good faith judgment of such Buyer), in addition to any other remedy provided herein or in the Transaction Documents, such Buyer shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such breach or such material, non-public information, as applicable, without the prior approval by the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees or agents; provided, however, that such Buyer shall provide the Company with notice of the Buyer’s intent to make such a public disclosure no less than two Business Days prior to the public disclosure. No Buyer shall have any liability to the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees, affiliates, shareholders or agents, for any such disclosure. To the extent that the Company delivers any material, non-public information to a Buyer without such Buyer’s consent, the Company hereby covenants and agrees that such Buyer shall not have any duty of confidentiality with respect to, or a duty not to trade on the basis of, such material, non-public information. Subject to the foregoing, neither the Company, its Subsidiaries nor any Buyer shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, the Company shall be entitled, without the prior approval of any Buyer, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) each Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of the applicable Buyer (which may be granted or withheld in such Buyer’s sole discretion), the Company shall not (and shall cause each of its Subsidiaries and affiliates to not) disclose the name of such Buyer in any filing, announcement, release or otherwise except as may be required by applicable law or the rules and regulations of the Primary Market or the SEC. Notwithstanding anything contained in this Agreement to the contrary and without implication that the contrary would otherwise be true, the Company expressly acknowledges and agrees that no Buyer shall have (unless expressly agreed to by a particular Buyer after the date hereof in a written definitive and binding agreement executed by the Company and such particular Buyer (it being understood and agreed that no Buyer may bind any other Buyer with respect thereto)), any duty of confidentiality with respect to, or a duty not to trade on the basis of, any material, non-public information regarding the Company or any of its Subsidiaries.

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(iii) Other Confidential Information. Disclosure Failures. In addition to other remedies set forth in this Section 4(f), and without limiting anything set forth in any other Transaction Document, at any time after the Closing Date if the Company, any of its Subsidiaries, or any of their respective officers, directors, employees or agents, provides any Buyer with material non-public information relating to the Company or any of its Subsidiaries (each, the “Confidential Information”), the Company shall, on or prior to the applicable Required Disclosure Date (as defined below), publicly disclose such Confidential Information on a Current Report on Form 8-K or otherwise (each, a “Disclosure”). From and after such Disclosure, the Company shall have disclosed all Confidential Information provided to such Buyer by the Company or any of its Subsidiaries or any of their respective officers, directors, employees or agents. In addition, effective upon such Disclosure, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and any of the Buyers or any of their affiliates, on the other hand, shall terminate. “Required Disclosure Date” means (x) if such Buyer authorized the delivery of such Confidential Information, either (I) if the Company and such Buyer have mutually agreed upon a date (as evidenced by an e-mail or other writing) of Disclosure of such Confidential Information, such agreed upon date or (II) otherwise, the seventh (7th) calendar day after the date such Buyer first received any Confidential Information or (y) if such Buyer did not authorize the delivery of such Confidential Information, the first (1st) Business Day after such Buyer’s receipt of such Confidential Information.

(g) Reservation of Shares. So long as any of the Convertible Debentures or Warrants, as applicable, remain outstanding, the Company shall have reserved from its duly authorized capital stock, and shall have instructed its transfer agent to irrevocably reserve, (i) the maximum number of shares of Common Shares issuable upon conversion of all Convertible Debentures (assuming for purposes hereof that (x) such Convertible Debentures are convertible at the Floor Price (as defined therein) as of the date of determination and (y) any such conversion shall not take into account any limitations on the conversion of the Convertible Debentures set forth therein) (the “Maximum Conversion Shares”) and (ii) the maximum number of Common Shares issuable upon exercise of the Warrants (assuming for purposes hereof that (x) such Warrants are exercised at the Exercise Price (as defined therein) as of the date of determination and (y) any such exercise shall not take into account any limitations on the exercise of the Warrants set forth therein) (collectively, the “Required Reserve Amount”); provided that at no time shall the number of shares of Common Shares reserved pursuant to this Section be reduced other than proportionally in connection with any conversion and/or redemption, or reverse stock split. If at any time the number of Common Shares authorized to be issued is not sufficient to meet the Required Reserve Amount, the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet the Company’s obligations pursuant to the Transaction Documents, in the case of an insufficient number of authorized shares, recommending that stockholders vote in favor of an increase in such authorized number of shares sufficient to meet the Required Reserve Amount.

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(h) Shareholder Approval. In the proxy statement for the next annual meeting of the Company’s shareholders, which the Company shall hold no later than October 31, 2026, the Company shall include a proposal to obtain the Shareholder Approval (as defined herein), which shall be accompanied by a unanimous recommendation of the Board of Directors that such proposal be approved. The Company shall solicit proxies from its shareholders in connection therewith in the same manner as all other management proposals in such proxy statement and all management-appointed proxyholders shall vote their proxies in favor of such proposal and shall use its commercially reasonable efforts to obtain such Shareholder Approval. If the Company does not obtain Shareholder Approval at such annual meeting, the Company shall call a meeting every 90 days thereafter to seek Shareholder Approval until the earlier of the date Shareholder Approval is obtained or the Shares are no longer outstanding. “Shareholder Approval” means such approval as may be required by the applicable rules and regulations of the NYSE American from the shareholders of the Company with respect to the transactions contemplated by the Transaction Documents, including the issuance of all of the Underlying Shares in excess of 19.99% of the issued and outstanding Common Shares on the Closing Date.

(i) Conduct of Business. The business of the Company and its Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any Governmental Entity, except where such violations would not reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect.

(j) Prohibited Transactions. From the date hereof until all of the Convertible Debentures have been repaid or converted into Common Shares, the Company agrees not to directly or indirectly enter into any contract, agreement or other item that would restrict or prohibit any of the Company’s obligations to the Buyer(s) under the Transaction Documents, including, without limitation, any payments required to be made by the Company to the Buyer(s) under the Convertible Debentures.

(k) Indebtedness. From the date hereof until all the Convertible Debentures have been repaid, without the prior written consent of the Buyer, the Company shall not, and shall not permit any of its subsidiaries (whether or not a subsidiary on the date hereof) to, directly or indirectly (i) other than Permitted Indebtedness (as defined herein), enter into, create, incur, assume, guarantee or suffer to exist any Indebtedness, (ii) other than Permitted Liens (as defined herein), enter into, create, incur, assume or suffer to exist any Lien on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom, or (iii) amend its charter documents, including, without limitation, its certificate of incorporation and bylaws, in any manner that materially and adversely affects any rights of the holders of the Convertible Debentures, (iv) make any payments in respect of any related party debt, or (v) enter into, agree to enter into, or effect any Variable Rate Transaction other than with the Buyer and other than the Permitted ATM. For so long as any Convertible Debentures are outstanding, the Company shall use ninety percent (90%) of the net proceeds from the issuance and sale of Common Shares pursuant to the Permitted ATM to prepay the Convertible Debentures in accordance with Section(1)(d)(ii) of the Convertible Debentures.

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“Permitted ATM” means the Company’s ATM agreement with Think Equity LLC, dated June 12, 2026, and the issue and sale of Common Shares pursuant thereto.

“Permitted C-PACE Indebtedness” means Indebtedness incurred by the Company or any subsidiary in connection with one or more commercial property assessed clean energy financings or similar programs pursuant to which financing is repaid through assessments or similar charges imposed on the applicable real property; provided that such Indebtedness shall be used solely to finance or refinance energy efficiency, renewable energy, water conservation, resiliency, seismic, storm hardening or similar improvements to real property owned or leased by the Company or such subsidiary; provided further that any Lien securing such Indebtedness shall attach only to the real property and related improvements subject to the applicable assessment or similar charge, and shall be senior to the Liens in favor of the Buyer solely to the extent of any unpaid assessment installments and statutory delinquent interest then due thereunder, and shall otherwise remain subordinate to the Liens in favor of the Buyer.

“Permitted Indebtedness” shall mean: (i) indebtedness evidenced by the Convertible Debentures; (ii) indebtedness described in Schedule 3(p); (iii) indebtedness incurred solely for the purpose of financing the acquisition or lease of any equipment, including capital lease obligations with no recourse other than to such equipment; (iv) Permitted C-PACE Indebtedness, (v) up to $20,000,000 of Indebtedness secured by The Sunset El Paso amphitheater located in El Paso, Texas; provided, neither Pledgor shall be permitted to guaranty such Indebtedness or pledge any of their assets as security for so such Indebtedness, and (vi) any indebtedness (other than the indebtedness set out in (i) – (vi) above) incurred after the date hereof, provided that such indebtedness does not exceed $50,000 at any given time.

“Permitted Liens” shall mean (1) any security interest granted to the Buyers to secure the obligations under the Convertible Debentures, (2) any prior security interest granted to the Buyers, (3) existing Liens set forth on Schedule 3(p), (4) Liens arising in connection with the Permitted Indebtedness covered by clause (iii) of the Permitted Indebtedness definition above and; (5) inchoate Liens for taxes, assessments or governmental charges or levies not yet due, as to which the grace period, if any, related thereto has not yet expired, or being contested in good faith and by appropriate proceedings for which adequate reserves have been established in accordance with GAAP; (6) Liens of carriers, materialmen, warehousemen, mechanics and landlords and other similar Liens which secure amounts which are not yet overdue by more than 60 days or which are being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP; (7) licenses, sublicenses, leases or subleases granted to other persons not materially interfering with the conduct of the business of the Company; (8) Liens securing capitalized lease obligations and purchase money indebtedness incurred solely for the purpose of financing an acquisition or lease; (9) easements, rights-of-way, restrictions, encroachments, municipal zoning ordinances and other similar charges or encumbrances, and minor title deficiencies, in each case not securing debt and not materially interfering with the conduct of the business of the Company and not materially detracting from the value of the property subject thereto; (10) Liens arising out of the existence of judgments or awards which judgments or awards do not constitute an Event of Default; (11) Liens incurred in the ordinary course of business in connection with workers compensation claims, unemployment insurance, pension liabilities and social security benefits and Liens securing the performance of bids, tenders, leases and contracts in the ordinary course of business, statutory obligations, surety bonds, performance bonds and other obligations of a like nature (other than appeal bonds) incurred in the ordinary course of business (exclusive of obligations in respect of the payment for borrowed money); (12) Liens in favor of a banking institution arising by operation of law encumbering deposits (including the right of set-off) and contractual set-off rights held by such banking institution and which are within the general parameters customary in the banking industry and only burdening deposit accounts or other funds maintained with a creditor depository institution; (13) usual and customary set-off rights in leases and other contracts; (14) escrows in connection with acquisitions and dispositions; and (15) liens securing Permitted C-PACE Indebtedness; and (16) royalties and other rights to revenue derived from the sale of the Company’s products that are granted in the ordinary course of business.

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“Variable Rate Transaction” shall mean a transaction in which the Company (i) issues or sells any equity, warrants, or debt securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional Common Shares either (A) at a conversion price, exercise price, exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the Common Shares at any time after the initial issuance of such security, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Shares (including, without limitation, any “full ratchet” or “weighted average” anti-dilution provisions, but not including any standard anti-dilution protection for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction), (ii) enters into or effects any agreement, including but not limited to an “equity line of credit,” “ATM agreement” or other continuous offering or similar offering of Common Shares, or (iii) enters into or effects any forward purchase agreement, equity pre-paid forward transaction or other similar offering of securities where the purchaser of securities of the Company receives an upfront or periodic payment of all, or a portion of, the value of the securities so purchased, and the Company receives proceeds from such purchaser based on a price or value that varies with the trading prices of the Common Shares.

(l) Short Sales and Hedging. Except as expressly set forth below, the Buyers covenant that from and after the date hereof through and ending when no Convertible Debentures remain outstanding (the “Restricted Period”), no Buyer, any persons or entities acting on its behalf (whether directly or indirectly), or any of its officers, or any entity managed or controlled by a Buyer (collectively, the “Restricted Persons” and each of the foregoing is referred to herein as a “Restricted Person”) shall engage in any short sale (as such term is defined in Rule 200 of Regulation SHO of the Exchange Act) of the Common Shares, either for its own principal account or for the principal account of any other Restricted Person, solely to the extent such short sale would or does establish a net short position in the Common Shares; provided, however, that this paragraph shall not apply to any affiliate of a Buyer, and such affiliate shall not be deemed a Restricted Person, that is engaged in trading activities unrelated to such Buyer’s investment in the Convertible Debentures and the Warrants, so long as customary information barriers are in place between such affiliate, on the one hand, and such Buyer and/or the other Restricted Persons, on the other hand, with respect to information relating to the Company, the Common Shares, the Convertible Debentures and the Warrants. Notwithstanding the foregoing, it is expressly understood and agreed that (1) nothing contained herein shall (without implication that the contrary would otherwise be true) prohibit any Restricted Person during the Restricted Period from: (ii) selling long (as defined under Rule 200 promulgated under Regulation SHO) Common Shares; or (ii) selling a number of Common Shares equal to the number of shares that such Restricted Person is entitled to receive, but has not yet received from the Company or the transfer agent, (A) upon the completion of a pending conversion of the Convertible Debentures for which a valid Conversion Notice (as defined in the Convertible Debentures) has been submitted to the Company pursuant to Section 4(b) of the Convertible Debentures or (B) upon the completion of a pending exercise of Warrants for which a valid Notice of Exercise (as defined in the Warrants) has been submitted to the Company pursuant to Section 2(a) of the Warrants, and (2) for the purposes of determining a net short position, the Buyers shall be considered long shares beneficially owned by the Buyers underlying the Convertible Debentures and the Warrants.

(m) Trading Information. Upon the Company’s request, each Buyer agrees to provide the Company with trading reports setting forth the number and average sales prices of Conversion Shares sold by the Buyer during the prior trading week.

(n) Permitted C-PACE Indebtedness. Each Buyer shall timely cooperate with any reasonable requests from the Company that the Company in its reasonable discretion deems necessary or appropriate to facilitate the Company (or a Subsidiary) receiving and executing upon the Permitted C-PACE Indebtedness, including granting any necessary consents, waivers, approvals, or making other accommodations that may be required by the Company, or the lender, sponsor, or financier for the Permitted C-PACE Indebtedness (which may include subordinating the Liens in favor of Buyer solely to the extent of any unpaid assessment installments and statutory delinquent interest then due under the Permitted C-PACE Indebtedness), in each case, that do not deprive, the Buyer of the expected benefits of the Transaction Documents and the transactions contemplated thereby in a material respect.

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(o) Collateral Agent. Each Buyer hereby (i) appoints YA II PN, LTD., as the collateral agent hereunder and under the other Transaction Documents (in such capacity, the “Collateral Agent”), and (ii) authorizes the Collateral Agent (and its officers, directors, employees and agents) to take such action on such Buyer’s behalf in accordance with the terms hereof and thereof. The Collateral Agent shall not have, by reason hereof or any of the other Transaction Documents, a fiduciary relationship in respect of any Buyer. Neither the Collateral Agent nor any of its officers, directors, employees or agents shall have any liability to any Buyer for any action taken or omitted to be taken in connection hereof or any other Security Document except to the extent caused by its own gross negligence or willful misconduct, and each Buyer agrees to defend, protect, indemnify and hold harmless the Collateral Agent and all of its officers, directors, employees and agents (collectively, the “Collateral Agent Indemnitees”) from and against any losses, damages, liabilities, obligations, penalties, actions, judgments, suits, fees, costs and expenses (including, without limitation, reasonable attorneys’ fees, costs and expenses) incurred by such Collateral Agent Indemnitee, whether direct, indirect or consequential, arising from or in connection with the performance by such Collateral Agent Indemnitee of the duties and obligations of Collateral Agent pursuant hereto or any of the Transaction Documents. The Collateral Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Buyers, and such instructions shall be binding upon all holders of Convertible Debentures; provided, however, that the Collateral Agent shall not be required to take any action which, in the reasonable opinion of the Collateral Agent, exposes the Collateral Agent to liability or which is contrary to this Agreement or any other Transaction Document or applicable law. The Collateral Agent shall be entitled to rely upon any written notices, statements, certificates, orders or other documents or any telephone message believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement or any of the other Transaction Documents and its duties hereunder or thereunder, upon advice of counsel selected by it.

(p) Successor Collateral Agent.

(i) The Collateral Agent may resign from the performance of all its functions and duties hereunder and under the other Transaction Documents at any time by giving at least ten (10) Business Days’ prior written notice to the Company and each holder of Convertible Debentures. Such resignation shall take effect upon the acceptance by a successor Collateral Agent of appointment pursuant to clauses (ii) and (iii) below or as otherwise provided below. If at any time the Collateral Agent (together with its affiliates) beneficially owns less than $100,000 in aggregate principal amount of Convertible Debentures, the Buyers may, by written consent, remove the Collateral Agent from all its functions and duties hereunder and under the other Transaction Documents.

(ii) Upon any such notice of resignation or removal, the Buyers shall appoint a successor collateral agent. Upon the acceptance of any appointment as Collateral Agent hereunder by a successor agent, such successor collateral agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the collateral agent, and the Collateral Agent shall be discharged from its duties and obligations under this Agreement and the other Transaction Documents. After the Collateral Agent’s resignation or removal hereunder as the collateral agent, the provisions of this Section 4(p) shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Collateral Agent under this Agreement and the other Transaction Documents.

(iii) If a successor collateral agent shall not have been so appointed within ten (10) Business Days of receipt of a written notice of resignation or removal, the Collateral Agent shall then appoint a successor collateral agent who shall serve as the Collateral Agent until such time, if any, as the Buyers appoint a successor collateral agent as provided above.

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(iv) In the event that (x) a successor Collateral Agent is appointed pursuant to the provisions of this Section 4(p) that is not a Buyer or an affiliate of any Buyer, or (y) the Collateral Agent (or its successor), as applicable, notifies the Company that it wants to appoint such a successor Collateral Agent pursuant to the terms of this Section 4(p), the Company and each Subsidiary thereof covenants and agrees to promptly take all actions reasonably requested by the Buyers or the Collateral Agent (or its successor), as applicable, from time to time, to secure a successor Collateral Agent satisfactory to the requesting part(y)(ies), in their sole discretion, including, without limitation, by paying all reasonable and customary fees and expenses of such successor Collateral Agent, by having the Company and each Subsidiary thereof agree to indemnify any successor Collateral Agent pursuant to reasonable and customary terms and by each of the Company and each Subsidiary thereof executing a collateral agency agreement or similar agreement and/or any amendment to the Transaction Documents reasonably requested or required by the successor Collateral Agent.

5.	REGISTER; TRANSFER AGENT INSTRUCTIONS; NO LEGENDS.

(a) Register. The Company shall maintain at its principal executive offices or with the Transfer Agent (or at such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Convertible Debentures and Warrants in which the Company shall record the name and address of the Person in whose name the Convertible Debentures have been issued (including the name and address of each transferee), the amount of Convertible Debentures and Warrants held by such Person. The Company shall keep the register open and available at all times during business hours for inspection of any Buyer or its legal representatives. The Company hereby irrevocably agrees that it shall not require medallion guarantees in connection with any assignments or transfers of shares, warrants, etc. by each Buyer to any third party. The Company hereby authorizes its then-current transfer agent to rely on the foregoing and that the Company hereby indemnifies and agrees to hold its then-current transfer agent harmless from any liability related to its complying with the foregoing. Upon request by any Buyer, the Company further agrees to promptly provide its then-current transfer agent with additional authorizations or commercial reasonable indemnifications as may so request.

(b) No Legends. The Securities shall not contain or bear any restrictive legends or transfer restrictions of any kind whatsoever.

(c) Conversion and Exercise Procedures. The form of Conversion Notice included in the Convertible Debentures set forth the totality of the procedures required of the Buyers in order to convert the Convertible Debentures. Except as provided in Section 5(b), no additional legal opinion, other information or instructions shall be required of the Buyers to convert their Convertible Debentures. The form of Notice of Exercise included in the Warrants set forth the totality of the procedures required of the Buyers in order to exercise the Warrants. No legal opinion, other information or instructions shall be required of the Buyers to convert their Convertible Debentures or exercise their Warrants. The Company shall honor conversions of the Convertible Debentures and shall deliver the Conversion Shares in accordance with the terms, conditions and time periods set forth in the Convertible Debentures. The Company shall honor exercises of the Warrant and shall deliver the Warrant Shares in accordance with the terms, conditions and time periods set forth in the Warrants.

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6.	CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

The obligation of the Company hereunder to issue and sell the Convertible Debentures and Warrants to each Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion in accordance with the terms of Section 9(k):

(a) Such Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

(b) Such Buyer and each other Buyer shall have delivered to the Company the Purchase Price (less, in the case of any Buyer, the amounts withheld pursuant to Section 4(d), if any) for the Convertible Debentures and Warrants being purchased by such Buyer at the Closing by wire transfer of immediately available funds in accordance with a letter, duly executed by an officer of the Company, setting forth the wire amounts of each Buyer and the wire transfer instructions of the Company (the “Closing Statement”).

(c) The representations and warranties of such Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.

7.	CONDITIONS TO EACH BUYER’S OBLIGATION TO PURCHASE.

The obligation of each Buyer hereunder to purchase its Convertible Debentures and Warrants at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer’s sole benefit and may be waived by such Buyer at any time in its sole discretion in accordance with the terms of Section 9(k):

(a) The Company shall have duly executed and delivered to such Buyer each of the Transaction Documents to which it is a party and the Company shall have duly executed and delivered to such Buyer a Convertible Debenture with a principal amount corresponding to the Subscription Amount set forth opposite such Buyer’s name on the Schedule of Buyers attached as Schedule I for the Closing.

(b) Such Buyer shall have received the opinion of counsel to the Company, dated as of the Closing Date, in the form reasonably acceptable to such Buyer.

(c) The Company shall have delivered certified copies of its Articles of Incorporation and each Pledgor’s charter, as well as any operating agreements by or among the members of each Pledgor.

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(d) The Company shall have delivered to such Buyer a certificate evidencing the incorporation and good standing of the Company as of a date within ten (10) days of the Closing Date.

(e) Each and every representation and warranty of the Company shall be true and correct in all material respects (other than representations and warranties qualified by materiality, which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions set forth in each Transaction Document required to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

(f) The Common Shares (A) shall be designated for quotation or listed (as applicable) on the Principal Market and (B) shall not have been suspended, as of the Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the Closing Date, either (I) in writing by the SEC or the Principal Market or (II) by receiving a notification from the Principal Market of falling below the minimum maintenance requirements of the Principal Market that either, is not subject to a cure period, or if subject to a cure period, such failure remains uncured after the expiration of the cure period.

(g) The Company shall have obtained all governmental, regulatory or third-party consents and approvals, if any, necessary for the sale of the Securities, including without limitation, those required by the Principal Market, if any.

(h) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or Governmental Entity of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(i) Since the date of execution of this Agreement, no event or series of events shall have occurred that has resulted in or would reasonably be expected to result in a Material Adverse Effect, or an Event of Default (as defined in the Convertible Debentures).

(j) The Company shall have filed with NYSE American a Supplemental Listing Application (the “SLAP”) covering the number of Conversion Shares equal to the Exchange Cap issuable pursuant to the Convertible Debentures and Warrant Shares issuable upon exercise of the Warrants, in each case to be issued at the Closing, and the NYSE American shall have approved the SLAP and authorized the listing of such Conversion Shares and Warrant Shares, subject only to official notice of issuance.

(k) Such Buyer shall have received the Closing Statement.

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(l) (i) From the date hereof to the applicable Closing Date, trading in the Common Shares shall not have been suspended by the SEC of the Principal Market (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and (ii) at any time from the date hereof to the applicable Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on the Principal Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of each Buyer, makes it impracticable or inadvisable to purchase the Securities at the Closing.

(m) The board of directors of the Company has approved the transactions contemplated by the Transaction Documents; said approval has not been amended, rescinded or materially modified and remains in full force and effect as of such Closing, and a true, correct and complete copy of such resolutions duly adopted by the board of directors of the Company shall have been provided to the Buyers.

(n) The Company shall have delivered to the Buyer(s) a compliance certificate executed by an executive officer of the Company certifying that Company has complied with all of the conditions precedent to the applicable Closing set forth herein and which may be relied upon by the Buyer(s) as evidence of satisfaction of such conditions without any obligation to independently verify.

(o) Sunset Ground at Broken Arrow, LLC (“Sunset Ground”) and Sunset at Broken Arrow LLC (“Sunset Lessor” and together with Sunset Ground, the “Pledgors”) shall have executed and delivered a Fee and Leasehold Mortgage (the “Mortgage”), with Power of Sale, Fixture Filing, Security Agreement, Financing Statement, dated as of the Closing Date, granting the Buyer(s) a perfected, first priority security interest and mortgage in the real property and leasehold interest described therein.

(p) The equityholders of the Pledgors shall have executed and delivered the Equity Pledge Agreement (the “Equity Pledge Agreement”), dated as of the Closing Date, granting the Buyer(s) a perfected, first priority security interest and mortgage in the pledged equities described therein.

(q) The Buyer(s) shall have received an ALTA lender’s title insurance policy containing no exceptions other than Permitted Liens and such other exceptions as are reasonably acceptable to the Buyer(s), or an irrevocable title commitment to issue such policy, in form and substance reasonably satisfactory to the Buyer(s), insuring the Mortgage described in clause (o) above as a valid, perfected, first priority mortgage lien on the real property and leasehold interests described therein.

(r) The Company and the Pledgors shall have delivered to such Buyer such other documents, instruments or certificates relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.

(s) The Company shall have delivered the Prospectus to each Buyer.

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8.	TERMINATION.

In the event that the Closing shall not have occurred with respect to a Buyer within ten (10) days of the date hereof, then that Buyer shall have the right to terminate its obligations under this Agreement with respect to itself at any time on or after the close of business on such date without liability of such Buyer to any other party; provided, however, (i) the right to terminate this Agreement under this Section 8 shall not be available to a Buyer if the failure of the transactions contemplated by this Agreement to have been consummated by such date is the result of such Buyer’s breach of this Agreement and (ii) the abandonment of the sale and purchase of the Convertible Debentures and Warrants shall be applicable only to such Buyer providing such written notice, provided further that no such termination shall affect any obligation of the Company under this Agreement to reimburse such Buyer for the expenses described herein. Nothing contained in this Section 8 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

9.	MISCELLANEOUS.

(a) Governing Law. This Agreement and the rights and obligations of the parties hereunder shall, in all respects, be governed by, and construed in accordance with, the laws (excluding the principles of conflict of laws) of the State of New York (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York), including all matters of construction, validity and performance.

(b) Jurisdiction; Venue; Service.

(i) The Company hereby irrevocably consent to the non-exclusive personal jurisdiction of the state courts of the State of New York (the “Governing Jurisdiction”) and, if a basis for federal jurisdiction exists, the non-exclusive personal jurisdiction of any United States District Court for the Governing Jurisdiction.

(ii) The Company agrees that venue shall be proper in any court of the Governing Jurisdiction selected by the Buyers or, if a basis for federal jurisdiction exists, in any United States District Court in the Governing Jurisdiction. The Company waives any right to object to the maintenance of any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, in any of the state or federal courts of the Governing Jurisdiction on the basis of improper venue or inconvenience of forum.

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(iii) Any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or tort or otherwise, brought by the Company against the Buyer(s) arising out of or based upon this Agreement or any matter relating to this Agreement, or any other Transaction Document, or any contemplated transaction, shall be brought in a court only in the Governing Jurisdiction. The Company shall not file any counterclaim against the Buyer(s) in any suit, claim, action, litigation or proceeding brought by the Buyer(s) against the Company in a jurisdiction outside of the Governing Jurisdiction unless under the rules of the court in which the Buyer(s)brought such suit, claim, action, litigation or proceeding the counterclaim is mandatory, and not permissive, and would be considered waived unless filed as a counterclaim in the suit, claim, action, litigation or proceeding instituted by the Buyer(s) against the Company. The Company agrees that any forum outside the Governing Jurisdiction is an inconvenient forum and that any suit, claim, action, litigation or proceeding brought by the Company against the Buyer(s) in any court outside the Governing Jurisdiction should be dismissed or transferred to a court located in the Governing Jurisdiction. Furthermore, the Company irrevocably and unconditionally agrees that it will not bring or commence any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Buyer(s) arising out of or based upon this Agreement or any matter relating to this Agreement, or any other Transaction Document, or any contemplated transaction, in any forum other than the courts of the State of New York sitting in New York County, and the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such suit, claim, action, litigation or proceeding may be heard and determined in such New York State Court or, to the fullest extent permitted by applicable law, in such federal court. The Company and the Buyer(s) agree that a final judgment in any such suit, claim, action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(iv) The Company and the Buyers irrevocably consent to the service of process out of any of the aforementioned courts in any such suit, claim, action, litigation or proceeding by the mailing of copies thereof by registered or certified mail postage prepaid, to it at the address provided for notices in this Agreement, such service to become effective thirty (30) days after the date of mailing.

(v) Nothing herein shall affect the right of the Buyers to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against the Company or any other Person in the Governing Jurisdiction or in any other jurisdiction.

(c) THE PARTIES MUTUALLY WAIVE ALL RIGHT TO TRIAL BY JURY OF ALL CLAIMS OF ANY KIND ARISING OUT OF OR BASED UPON THIS AGREEMENT OR ANY MATTER RELATING TO THIS AGREEMENT, OR ANY OTHER TRANSACTION DOCUMENT, OR ANY CONTEMPLATED TRANSACTION. THE PARTIES ACKNOWLEDGE THAT THIS IS A WAIVER OF A LEGAL RIGHT AND THAT THE PARTIES EACH MAKE THIS WAIVER VOLUNTARILY AND KNOWINGLY AFTER CONSULTATION WITH COUNSEL OF THEIR RESPECTIVE CHOICE. THE PARTIES AGREE THAT ALL SUCH CLAIMS SHALL BE TRIED BEFORE A JUDGE OF A COURT HAVING JURISDICTION, WITHOUT A JURY.

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(d) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

(e) Headings; Gender. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

(f) Entire Agreement, Amendments. This Agreement supersedes all other prior oral or written agreements between the Buyers, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the party to be charged with enforcement. As a material inducement for each Buyer to enter into this Agreement, the Company expressly acknowledges and agrees that (x) no due diligence or other investigation or inquiry conducted by a Buyer, any of its advisors or any of its representatives shall affect such Buyer’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Company’s representations and warranties contained in this Agreement or any other Transaction Document and (y) unless a provision of this Agreement or any other Transaction Document is expressly preceded by the phrase “except as disclosed in the SEC Documents,” nothing contained in any of the SEC Documents shall affect such Buyer’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Company’s representations and warranties contained in this Agreement or any other Transaction Document.

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(g) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing by letter and email and will be deemed to have been delivered: upon the later of (A) either (i) receipt, when delivered personally or (ii) one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same and (B) receipt, when sent by electronic mail. The addresses and e-mail addresses for such communications shall be:

If to the Company, to:	Venu Holding Corporation
1755 Telstar Drive, Suite 501
Colorado Springs, Colorado 80920
Telephone: (719) 895-5483
Attention: Chief Executive Officer
E-Mail: [●]

With Copy to:	Dykema Gosset PLLC
111 E. Kilbourn Avenue, Suite 1050
Milwaukee, Wisconsin 53202
Attention: Peter Waltz
E-Mail: pwaltz@dykema.com

If to a Buyer, to its address and e-mail address set forth on the Schedule of Buyers, with copies to such Buyer’s representatives as set forth on the Schedule of Buyers,

With copy to:	David Fine, Esq.
c/o Yorkville Advisors Global, LP
1012 Springfield Avenue
Mountainside, NJ 07092
Email: [●]

and

Haynes and Boone, LLP
30 Rockefeller Plaza, 22nd Floor
New York, New York 10112
Attention: Greg Kramer, Esq.
Email: greg.kramer@haynesboone.com

or to such other address, e-mail address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) electronically generated by the sender’s e-mail service provider containing the time, date, recipient e-mail address or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively

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(h) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of any of the Convertible Debentures (but excluding any purchasers of Underlying Securities, unless pursuant to a written assignment by such Buyer). The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Buyers. In connection with any transfer of any or all of its Securities, a Buyer may assign all, or a portion, of its rights and obligations hereunder in connection with such Securities without the consent of the Company, in which event such assignee shall be deemed to be a Buyer hereunder with respect to such transferred Securities.

(i) Indemnification.

(i) In consideration of each Buyer’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Buyer and each holder of any Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Company in any of the Transaction Documents, (ii) any breach of any covenant, agreement or obligation of the Company or any Subsidiary contained in any of the Transaction Documents or (iii) any cause of action, suit, proceeding or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company or any Subsidiary) or which otherwise involves such Indemnitee that arises out of or results from (A) the execution, delivery, performance or enforcement of any of the Transaction Documents, (B) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, or (C) any disclosure properly made to such Buyer pursuant to Section 4(f), or (D) the status of such Buyer or holder of the Securities either as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents or as a party to this Agreement (including, without limitation, as a party in interest or otherwise in any action or proceeding for injunctive or other equitable relief). To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Notwithstanding the foregoing, the Company shall not be liable to any Indemnitee to the extent an Indemnified Liability arises as a result of the gross negligence, fraud, or willful misconduct of such Indemnitee, or from any material breach by such Indemnitee of its representations, warranties, covenants, or agreements contained in this Agreement, in each case, as determined by a final, non-appealable judgment of a court of competent jurisdiction.

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(ii) Promptly after receipt by an Indemnitee under this Section 9(i) of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving an Indemnified Liability, such Indemnitee shall, if a claim in respect thereof is to be made against the Company under this Section 9(i), deliver to the Company a written notice of the commencement thereof, and the Company shall have the right to participate in, and, to the extent the Company so desires, to assume control of the defense thereof with counsel mutually reasonably satisfactory to the Company and the Indemnitee; provided, however, that an Indemnitee shall have the right to retain its own counsel with the fees and expenses of such counsel to be paid by the Company if: (A) the Company has agreed in writing to pay such fees and expenses; (B) the Company shall have failed promptly to assume the defense of such Indemnified Liability and to employ counsel reasonably satisfactory to such Indemnitee in any such Indemnified Liability; or (C) the named parties to any such Indemnified Liability (including any impleaded parties) include both such Indemnitee and the Company, and such Indemnitee shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnitee and the Company (in which case, if such Indemnitee notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, then the Company shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Company), provided further, that in the case of clause (C) above the Company shall not be responsible for the reasonable fees and expenses of more than one (1) separate legal counsel for the Indemnitees. The Indemnitee shall reasonably cooperate with the Company in connection with any negotiation or defense of any such action or Indemnified Liability by the Company and shall furnish to the Company all information reasonably available to the Indemnitee which relates to such action or Indemnified Liability. The Company shall keep the Indemnitee reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. The Company shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the Company shall not unreasonably withhold, delay or condition its consent. The Company shall not, without the prior written consent of the Indemnitee, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability in respect to such Indemnified Liability or litigation, and such settlement shall not include any admission as to fault on the part of the Indemnitee. Following indemnification as provided for hereunder, the Company shall be subrogated to all rights of the Indemnitee with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the Company within a reasonable time of the commencement of any such action shall not relieve the Company of any liability to the Indemnitee under this Section 9(i), except to the extent that the Company is materially and adversely prejudiced in its ability to defend such action.

(iii) The indemnification required by this Section 9(i) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, within ten (10) days after bills supporting the Indemnified Liabilities are received by the Company.

(iv) The indemnity agreement contained herein shall be in addition to (A) any cause of action or similar right of the Indemnitee against the Company or others, and (B) any liabilities the Company may be subject to pursuant to the law.

(j) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(k) No Waiver. Any waiver by a party of any breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. No provision of this Agreement may be waived or amended other than by a written agreement signed by the parties to this Agreement. No custom or practice of the parties at variance with the terms hereof shall constitute a waiver by any party of its right to exercise any right, power or remedy available to it hereunder or any other right, power or remedy or to demand strict compliance with the terms of this Agreement.

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IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

VENU HOLDING CORPORATION

By:	/s/ Jay William Roth
Name:	Jay William Roth
Title:	Chief Executive Officer

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IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:

YA II PN, LTD.

By:	Yorkville Advisors Global, LP
Its:	Investment Manager

By:	Yorkville Advisors Global II, LLC
Its:	General Partner

By:	/s/ Matt Beckman
Name:	Matt Beckman
Title:	Manager

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LIST OF EXHIBITS:

EXHIBIT A: FORM OF CONVERTIBLE DEBENTURES

EXHIBIT B: FORM OF WARRANTS

EXHIBIT C: FORM OF IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

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EXHIBIT A

FORM OF CONVERTIBLE DEBENTURES

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EXHIBIT B

FORM OF WARRANTS

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EXHIBIT C

FORM OF IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

COMPANY LETTERHEAD

July [______], 2026

Colonial Stock Transfer

7840 S 700 E

Sandy, Utah 84070

Phone: (801) 355-5740

Fax: (801) 355-6505

Ladies and Gentlemen:

Venu Holding Corporation, a Colorado corporation (the “Company”) and YA II PN, LTD. (the “Investor”) have entered into a Securities Purchase Agreement dated as of _____________, 2026 (the “Agreement”), providing for the issuance of Convertible Debentures in the aggregate principal amount of $25,000,000 (the “Debentures”) convertible into shares of common stock, par value $0.001 per share, of the Company (“Common Shares”) and warrants (the “Warrants”) to purchase 1,000,000 Common Shares at an exercise price of $5.00 per share.

A copy of the form of Debentures is attached hereto. You should familiarize yourself with your issuance and delivery obligations, as Transfer Agent, contained therein. The shares to be issued are to be registered in the names of the registered holder of the securities submitted for conversion.

You are hereby irrevocably authorized and instructed to reserve a sufficient number of Common Shares of the Company for issuance upon full conversion of the Debentures in accordance with the terms thereof. The number of Common Shares so reserved is shall initially be [________________] shares, as may be increased by the Company in accordance with the Agreement.

The ability to convert the Debentures and the exercise the Warrants in a timely manner is a material obligation of the Company pursuant to such securities. Your firm is hereby irrevocably authorized and instructed to issue Common Shares of the Company (without any restrictive legend) to the Investors without any further action or confirmation by the Company: (A) upon your receipt from any Investor of a notice of conversion under the Debentures executed by the Investor (“Conversion Notice”) or a notice of exercise under the Warrants executed by the Investor (“Notice of Exercise”) and (B) the number of shares to be issued is less than 4.99% of the total issued common stock of the Company. The Debentures and Warrants were issued in a registered direct offering and accordingly shall not bear any restrictive legends.

The Company hereby requests that your firm act immediately, without delay and without the need for any action or confirmation by the Company with respect to the issuance of Common Shares pursuant to any Conversion Notices or Notices of Exercise received from any Investor.

The Company shall indemnify you and your officers, directors, principals, partners, agents and representatives, and hold each of them harmless from and against any and all loss, liability, damage, claim or expense (including the reasonable fees and disbursements of its attorneys) incurred by or asserted against you or any of them arising out of or in connection with the instructions set forth herein, the performance of your duties hereunder and otherwise in respect hereof, including the costs and expenses of defending yourself or themselves against any claim or liability hereunder, except that the Company shall not be liable hereunder as to matters in respect of which it is determined that you have acted with gross negligence or in bad faith. You shall have no liability to the Company in respect to any action taken or any failure to act in respect of this if such action was taken or omitted to be taken in good faith, and you shall be entitled to rely in this regard on the advice of counsel.

The Board of Directors of the Company has approved the foregoing (irrevocable instructions) and does hereby extend the Company’s irrevocable agreement to indemnify your firm for all loss, liability or expense in carrying out the authority and direction herein contained on the terms herein set forth.

The Investors are intended to be and are third party beneficiaries hereof, and no amendment or modification to the instructions set forth herein may be made without the consent of each such Investor.

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Very truly yours,

COMPANY NAME

By:
Name:
Title:	CEO

Acknowledged and Agreed:
YA II PN, Ltd.

By:
Name:
Date:

Acknowledged and Agreed:
Colonial Stock Transfer

By:
Name:
Title:
Date:

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SCHEDULE I

SCHEDULE OF BUYERS

(a)	(b)	(c)	(d)
Buyer	Subscription Amount of Convertible Debentures	Purchase Price (95% of Subscription Amount)	Warrant Shares

YA II PN, Ltd.
1012 Springfield Avenue	$25,000,000	$23,750,000	1,000,000
Mountainside, NJ 07092
Email: [●]

Aggregate:	$25,000,000.00	$23,750,000	1,000,000

Legal Representative’s Address and E-Mail Address
David Fine, Esq.
1012 Springfield Avenue
Mountainside, NJ 07092
Email: [●]

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